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                                                                   Exhibit 10.16

                             STOCK OPTION AGREEMENT
                    UNDER THE KIRKLAND'S, INC. 1996 EXECUTIVE
                  INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

         KIRKLAND'S, INC., a Tennessee corporation, and the affiliates set forth on Schedule A hereto (collectively the "Company") hereby grant to REYNOLDS C. FAULKNER (the "Optionee") the option to purchase two thousand two hundred eighty-three (2,283) shares of common stock in Kirkland's, Inc. and each of the corporations set forth on Schedule A (the "Option"). The Option is subject to the terms set forth herein, and in all respects is subject to the terms and provisions of the Kirkland's, Inc. 1996 Executive Incentive and Non-Qualified Stock Option Plan (the "Plan") applicable to incentive stock options, which terms and provisions are incorporated herein by this reference. Unless the context herein requires otherwise, the terms defined in the Plan shall have the same meanings herein.

         1. NATURE OF THE OPTION. The Option is intended to be an Incentive Stock Option described by Section 422 of the Internal Revenue Code of 1986.

         2. DATE OF GRANT; TERM OF OPTION. This Option is granted as of the 2nd day of February, 1998, and it may not be exercised later than the date that is ten (10) years after date of grant, subject to earlier termination, as provided in the Plan.

         3. OPTION EXERCISE PRICE. The total cost to the Optionee to purchase, pursuant to this Agreement, one share of common stock in Kirkland's, Inc. and each of the corporations set forth on Schedule A (a "Share") is $285.65.

         4. EXERCISE OF OPTION. During its term, the Option is fully vested and immediately exercisable in accordance with the terms and provisions of the Plan and this Option Agreement.

                  (A) EXPIRATION OF OPTION AFTER TERMINATION OF EMPLOYMENT. Except as set forth in Section 6, the Option will expire immediately upon termination of the Optionee's employment with the Company.

                  (B) METHOD OF EXERCISE. The Optionee may exercise the Option by providing written notice stating the election to exercise this Option, and making such representations and agreements as to the Optionee's investment intent with respect to the Shares underlying the Option and to be purchased as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price, by check or such other consideration and method of payment as may be


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authorized by the Board pursuant to the Plan. The certificate(s) for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as required under the Plan, this Agreement, the shareholders agreement made as of June 12, 1996 among Kirkland's, Inc., its affiliated companies and their shareholders (the "Shareholders Agreement") and/or applicable law.

                  (C) PARTIAL EXERCISE. The Option may be exercised in whole or in part; provided, however, that any exercise may apply only with respect to an equal number of shares in each of the corporations listed on Schedule A.

                  (D) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations.

                  (E) SHARES RECEIVED. Pursuant to Section 1 of the Plan, upon exercise of the Option in accordance with this Agreement, Optionee shall receive an equal number of shares in each of the companies listed on Schedule A.

         5. INVESTMENT REPRESENTATIONS. Unless the issuance of the Shares to the Optionee upon exercise of this Option has been registered under the Securities Act of 1933, in connection with the acquisition of this Option, the Optionee represents and warrants as follows:

                  (A) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares, for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

                  (B) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to protect his interests in connection with the acquisition of this Option and the Shares.

Except as otherwise provided by the Board or unless the issuance of the Shares to the Optionee upon exercise of this Option has been registered under the Securities Act of 1933, as a condition of exercise of an Option and issuance of Shares pursuant to such exercise, the Optionee shall be required to execute further investment representations as provided in the Shareholders Agreement.


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         6.       TERMINATION.


                  (A) GENERALLY. If the Optionee ceases to serve the Company for any reason other than death or Disability, this Option may be exercised any time within ninety (90) days after the date of such termination with respect to any of the Shares which, if purchased upon exercise of this Option, would not be subject to repurchase by the Company hereunder as of the date of such termination. To the extent that any Shares, if purchased upon exercise of this Option after such termination, would be subject to repurchase by the Company hereunder as of the date of termination, or to the extent the Option is not exercised within the time specified herein, this Option shall terminate solely as to the extent and amount of such Shares as would have been subject to repurchase or as to which the Option was not exercised within such specified time, as the case may be. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.


                  (B) DEATH OR DISABILITY. If the Optionee ceases to serve the Company due to death or Disability, this Option may be exercised at any time within one (1) year after the date of death or termination of employment due to Disability. In the case of death, this Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance. In the case of Disability, this Option may be exercised by the Optionee or his legal guardian or representative; provided, however, that if the disabled Optionee commences any employment or engagement (including, but not limited to, full or part-time employment or independent consulting work) during the aforementioned one (1) year period with or by a competitor of the Company (as determined solely in the judgment of the Board) this Option shall terminate immediately and automatically. To the extent that the Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

         7. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         8. CONTINUATION OF EMPLOYMENT OR ENGAGEMENT. Neither the Plan nor this Option shall confer upon any Optionee any right to continue in the service of the Company or any of its Subsidiaries or limit, in any respect, the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.


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         9. COMPANY'S REPURCHASE RIGHTS. The Company will have the right to repurchase any of the Shares (but not the Option) on any given day at their Fair Market Value on that date; provided, however, the Company's repurchase right will lapse as follows:

                  (A) The Company's repurchase right will lapse with respect to 476 Shares on February 1, 1999 if the Optionee is continuously employed by the Company through that date;

                  (B) The Company's repurchase right will lapse with respect to an additional 476 Shares on February 1, 2000 if the Optionee is continuously employed by the Company through that date;

                  (C) The Company's repurchase right will lapse with respect to an additional 476 Shares on February 1, 2001 if the Optionee is continuously employed by the Company through that date;

                  (D) The Company's repurchase right will lapse with respect to an additional 285 Shares on February 1, 2002 if the Optionee is continuously employed by the Company through that date;

                  (E) The Company's repurchase right will lapse with respect to an additional 285 Shares on February 1, 2003 if the Optionee is continuously employed by the Company through that date; and

                  (F) The Company's repurchase right will lapse with respect to all remaining Shares on February 1, 2004 if the Optionee is continuously employed by the Company through that date.

The Optionee may not transfer (whether by sale, gift or otherwise), pledge or encumber or in any way dispose of any Share or any right or interest therein to any party other than the Company while that Share remains subject to repurchase by the Company. Any such attempt to transfer any of the Shares while still subject to repurchase by the Company will be null and void.

                  For purposes of this Agreement, "Fair Market Value" means: (i) If the Common Stock is listed on a national securities exchange or traded on the Nasdaq National Market, the average of the closing prices for a share of Common Stock on such exchange or on the Nasdaq National Market, as reported in The Wall Street Journal, for the last five days in which shares of Common Stock were actually traded immediately prior to the date of the Company's notice of exercise of its repurchase right; (ii) if the Company's common stock is quoted on the Nasdaq Small Cap Market, or otherwise reported by the Nasdaq Stock Market, the average of the last bid and asked prices, as reported in The Wall Street Journal, for a share of Common Stock on the

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five days in which shares of Common Stock were actually traded immediately prior to the date of the Company's notice of exercise of its repurchase right; or
(iii) if the Common Stock is not traded or quoted as provided in clauses (i) or
(ii) above, the amount determined by an independent, third party appraiser experienced in the valuation of similar businesses and selected by mutual agreement of the Company and the Optionee.

         10.      ACCELERATED LAPSE OF REPURCHASE RIGHTS.

                  (A) Notwithstanding any other provision of this Agreement, the Company's repurchase right will lapse with respect to all the Shares if the Optionee dies while employed by the Company.

                  (B) Notwithstanding any other provision of this Agreement, the Company's repurchase right will lapse with respect to all the Shares if the Optionee suffers a Disability that results in the termination of his employment with the Company.

                  (C) Notwithstanding any other provision of this Agreement, if an initial public offering of the common stock of Kirkland's, Inc. occurs and the Optionee's employment is thereafter terminated by the Company without Cause (as that term is defined in the Employment Agreement between the Company and Optionee dated February 2, 1998 (the "Employment Agreement")) or by the Optionee for Good Reason (as that term is defined in the Employment Agreement), in addition to the Shares no longer subject to repurchase by the Company pursuant to Section 9, the Company's repurchase right will lapse with respect an additional number of Shares equal to twenty five percent (25%) of any Shares which, immediately prior to such termination, remained subject to repurchase by the Company.

                  (D) Notwithstanding any other provision of this Agreement other than Section 10(e), if a Change of Control or Sale of the Company occurs after an initial public offering of the common stock of Kirkland's, Inc., the Company's repurchase right will remain applicable only to the lesser of: (1)
570.75 Shares, or (2) the number of Shares with respect to which the Company's repurchase right shall not have already lapsed in accordance with Section 9. Thereafter, the Company's repurchase right shall continue to lapse in accordance with Section 9 as if the acceleration provisions of this Section did not apply.

                  (E) Notwithstanding any other provision of this Agreement, if a Change of Control or Sale of the Company occurs after an initial public offering of the common stock of Kirkland's, Inc. and prior to February 2, 2001 and if the Kirkland's Stock Price on the date of such Change of Control or Sale of the Company exceeds:

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                           (1) 175% of the IPO Price, than the Company's
repurchase rights will remain applicable only with respect to 380.5 Shares. Thereafter, the Company's repurchase right shall continue to lapse in accordance with Section 9 as if the acceleration provisions of this Section did not apply.

                           (2) 200% of the IPO Price, then the Company's
repurchase rights will remain applicable only with respect to 190.25 Shares. Thereafter, the Company's repurchase right shall continue to lapse in accordance with Section 9 as if the acceleration provisions of this Section did not apply.

                           (3) 225% of the IPO Price, then the Company's
repurchase rights will no longer be applicable to any of the Shares.


                  For purposes of this Section 10(e), "Kirkland's Stock Price" means, as of a given date, the average closing price per share of Common Stock for the ten (10) trading days immediately preceding such date; provided, however, in the case of a Sale of the Company, "Kirkland's Stock Price" means the price per share of Common Stock paid or payable to holders of such shares in the transaction constituting the Sale of the Company.


                  For purposes of this Section 10(e), "IPO Price" means the initial offering price set forth on the cover page of the final prospectus for the initial public offering of the common stock of Kirkland's (as adjusted for any merger, reclassification, recapitalization, stock split, dividend, or other similar change occurring after the date of such offering).

         11.      ESCROW OF SHARES.

                  (A) Upon issuance of Shares pursuant to the exercise of the Option, stock certificates evidencing the Shares will be delivered by the Company to, and will be held in escrow by, the Secretary of the Company or his designee (the "Escrow Holder") until such Shares (or portion thereof) cease to be subject to repurchase by the Company, at which time, the Escrow Holder will deliver stock certificates to the Optionee for such Shares (or portion thereof).

                  (B) The Escrow Holder is hereby directed to permit transfer of the Shares only in accordance with this Agreement or instructions signed by both parties. In the event further instructions are reasonably desired by the Escrow Holder, he shall be entitled to rely upon directions executed by a majority of the Company's Board of Directors. The Escrow Holder shall have no liability for any act or omissions hereunder while acting in good faith in the exercise of his own judgment.


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                  (C) Subject to the terms hereof, the Optionee shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, while any of the Shares remain subject to repurchase, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger, consolidation or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Optionee is entitled by reason of his ownership of the Shares that are subject to repurchase shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purpose of this Agreement and the Company's repurchase option.

         12. PROCEDURE FOR REPURCHASE. The Company may exercise its right to repurchase Shares from time to time with respect to any Shares as to which the Company's repurchase right has not lapsed in accordance with the terms of this Agreement. The Company may exercise its repurchase right by sending written notice to the Optionee and the Escrow Holder specifying the number of Shares which the Company elects to repurchase, the Fair Market Value of such Shares (if then capable of determination) and the closing date for the repurchase (if then capable of determination).

                  If the Company exercises its right to repurchase any of the Shares, the closing of such transaction take place at the Company's principal executive offices at 10:00 am EST on the later of: (i) the tenth day after written notice of the intention to exercise that right is delivered to the Optionee, or (ii) the tenth day following the date on which the Fair Market Value can be determined (or, in either case, such other date, time and location as mutually agreed by the parties). At the closing, the Escrow Holder will deliver the stock certificate(s) evidencing the repurchased Shares to the Company, and upon such delivery, full right, title and interest in the Shares represented by such stock certificates shall pass to the Company. At the closing, the Company will deliver to the Optionee payment for the repurchased Shares in the form of a note payable on the later of: (x) three years from the date of the closing, or (y) February 1, 2006. Such note will bear fixed interest at a rate equal the prime rate of interest published in The Wall Street Journal as of the date of closing, plus one (1) percent.

         13. LEGENDS ON SHARE CERTIFICATES. Until Shares cease to be subject to repurchase by the Company, each certificate evidencing any of the Shares shall bear a legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND RESTRICTED BY THE TERMS OF A SHAREHOLDERS AGREEMENT DATED AS OF JUNE 12,

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                  1996, AS AMENDED,(1) AND A STOCK OPTION AGREEMENT DATED AS OF
                  FEBRUARY 2, 1998, COPIES OF WHICH WILL BE FURNISHED BY KIRKLAND'S, INC. UPON WRITTEN REQUEST AND WITHOUT CHARGE, AND ALL THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

          14. SPECIFIC PERFORMANCE. Because of the unique character of the Shares, the Company will be irreparably damaged if this Agreement is not specifically enforced. Should any dispute arise concerning the sale or disposition of the Shares, an injunction may be issued restraining any sale or disposition pending the resolution of such controversy. In the event of any controversy concerning the right or obligation to purchase or sell any of the Shares, such right or obligation shall be enforceable in a court of equity by a decree of specific performance. Such remedy shall be cumulative and not exclusive, and shall be in addition to any other remedy which the Company or the other shareholders of the Company may have.

         15. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 6 hereof) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

         16. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board or the Option Committee of the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.

--------

         (1) In the event the Stockholders Agreement is terminated for any reason, the legend required by this Section need not thereafter reference the Stockholders Agreement.

                                      -8-
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         17. ADMINISTRATION. The Option and the Plan shall be administered by
Kirkland's, Inc. on behalf of each corporation with respect to which the Option is granted hereunder.

         18. EARLY DISPOSITION OF STOCK. Subject to any limitations on the disposition of Shares acquired pursuant to this Option, Optionee hereby agrees that if Optionee disposes of any such Shares within one (1) year after such Shares were transferred to Optionee or two (2) years after the date as of which this Option was granted, Optionee will notify the Company in writing within thirty (30) days after the date of such disposition.

         19. ENTIRE AGREEMENT. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties with respect to the Option.

         20. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Tennessee, without regard to the application of the principles of conflicts of laws.

         21. AMENDMENT. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto. Notwithstanding the foregoing, Schedule A to this Agreement may be amended from time to time by Kirkland's, Inc. without the consent of the Optionee to add or delete companies subject to the option; provided, however, that any such deletion will not have a material adverse effect on the economic interests of the Optionee hereunder.

         22. EFFECT OF COMBINATION OF AFFILIATED COMPANIES. Notwithstanding any other provision of this Agreement or the Plan, if all the stock of the affiliate companies listed on Schedule A is acquired by Kirkland's, Inc., then this Option will apply only with respect to shares of common stock of Kirkland's, Inc. and any references herein to "Shares" will be construed as a reference to only shares of common stock of Kirkland's, Inc.


         IN WITNESS WHEREOF, this Agreement has been executed by the parties on July 15, 1998, effective as of the 2nd day of February, 1998.


                                              COMPANY


                                         By:    /s/ Carl Kirkland
                                               ---------------------------------

                                         Title: Chief Executive Officer
                                               ---------------------------------

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                                              OPTIONEE


                                              /s/ Reynolds C. Faulkner
                                              ----------------------------------
                                              Signature

                                              Reynolds C. Faulkner
                                              ----------------------------------
                                              Printed Name


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                    SCHEDULE A - COMPANIES SUBJECT TO OPTION

#        Corporate Name
-        --------------

101      Kirkland's of Carolina, Inc.
102      Kirkland's of Charlotte, Eastland Mall, Inc.
103      Kirkland's of Tennessee, Inc.
104      K.C. Corp., Inc.
107      Kirkland's of Greensboro, Four Seasons Mall, Inc.
109      Kirkland's of Fayetteville, Cross Creek Mall, Inc.
110      Kirkland's of Wilmington, Independence Mall, Inc.
111      Kirkland's III, Jackson-Metro Center, Inc.
114      Kirkland's of Memphis, Tennessee, Laurelwood Shopping Center, Inc.
115      Kirkland's of Ridgeland, Mississippi, Northpark Mall, Inc.
116      Kirkland's of Knoxville, East Towne Mall, Inc.
117      Kirkland's of Huntsville, Madison Square Mall, Inc.
118      Kirkland's of Valley View Mall, Roanoke, VA, Inc.
119      Kirkland's of Nashville, Hickory Hollow Mall, Inc.
120      Kirkland's of Birmingham, Riverchase Galleria, Inc.
122      Kirkland's of Briar Cliffe Mall, Myrtle Beach, South Carolina, Inc.
123      Kirkland's of Pecanland Mall, Monroe, LA, Inc.
125      Kirkland's of Town Center at Cobb, Atlanta, GA, Inc.
126      Kirkland's of Gwinnett Place, Atlanta, GA, Inc.
127      Kirkland's of Rivergate Mall, Nashville, TN, Inc.
128      Kirkland's of Peachtree Mall, Columbus, GA, Inc.
129      Kirkland's of Cumberland Mall, Atlanta, GA, Inc.
130      Kirkland's of Hamilton Place Mall, Chattanooga, TN, Inc.
131      Kirkland's of Houston Galleria, Houston, TX, Inc.
132      Kirkland's of Mall of Memphis, Memphis, TN, Inc.
134      Kirkland's of Woodland Hills Mall, Tulsa, OK, Inc.
135      Kirkland's of Dayton Mall, Dayton, OH, Inc.
136      Kirkland's of Oxmoor Center, Louisville, KY, Inc.
137      Kirkland's of South Square Mall, Durham, NC, Inc.
138      Kirkland's of Valley View Center, Dallas, TX, Inc.
139      Kirkland's of Chesterfield Towne Center, Richmond, VA, Inc.
140      Kirkland's of Park Plaza Mall, Little Rock, AR, Inc.
141      Kirkland's of Montgomery Mall, Montgomery, AL, Inc.
142      Kirkland's of Southlake Mall, Atlanta, GA, Inc.
143      Kirkland's of Southpark Mall, Richmond, VA, Inc.
144      Kirkland's of Eastland Mall, Evansville, IN, Inc.
145      Kirkland's of Fayette Mall, Lexington, KY, Inc.
146      Kirkland's of Hickory Ridge Mall, Memphis, TN, Inc.
148      Kirkland's of Regency Square Mall, Jacksonville, FL, Inc.
149      Kirkland's of McCain Mall, Little Rock, AR, Inc.
150      Kirkland's of River Ridge Mall, Lynchburg, VA, Inc.
151      Kirkland's of Bel Air Mall, Mobile, AL, Inc.
152      Kirkland's of The Mall at Barnes Crossing, Tupelo, MS, Inc.
153      Kirkland's of Cortana Mall, Baton Rouge, LA, Inc.


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154      Kirkland's of Bellevue Center, Nashville, TN, Inc.
155      Kirkland's of Tri-County Mall, Cincinnati, OH, Inc.
156      Kirkland's of The Mall of the Avenues, Jacksonville, FL, Inc.
157      Kirkland's of Eastwood Mall, Birmingham, AL, Inc.
158      Kirkland's of Lakeside Mall, New Orleans, LA, Inc.
159      Kirkland's of Carolina Place, Charlotte, N.C., Inc.
160      Kirkland's of Cary Village Mall, Raleigh, N.C., Inc.
161      Kirkland's of Cool Springs Galleria, Nashville, TN, Inc.
162      Kirkland's of Kenwood Towne Centre, Cincinnati, OH, Inc.
163      Kirkland's of St. Louis Galleria, St. Louis, MO, Inc.
164      Kirkland's of Wiregrass Commons Mall, Dothan, AL, Inc.
165      Kirkland's of Regency Mall, Richmond, VA, Inc.
166      Kirkland's of Florence Mall, Florence, KY, Inc.
167      Kirkland's of Acadiana Mall, Lafayette, LA., Inc.
168      Kirkland's of Padre Staples Mall, Corpus Christi, TX, Inc.
169      Kirkland's of Belden Village, Canton, OH, Inc.
170      Kirkland's of West Oaks Mall, Houston, TX, Inc.
171      Kirkland's of Charleston Town Center, Charleston, W. VA, Inc.
172      Kirkland's of Crestwood Plaza, St. Louis, MO, Inc.
173      Kirkland's of White Marsh Mall, Baltimore, MD, Inc.
174      Kirkland's of Collin Creek Mall, Dallas, TX, Inc.
175      Kirkland's of Baybrook Mall, Houston, TX, Inc.
176      Kirkland's of Governor's Square Mall, Tallahassee, FL, Inc.
178      Kirkland's of Barton Creek Mall, Austin, TX, Inc.
179      Kirkland's of Highland Mall, Austin, TX, Inc.
180      Kirkland's of Battlefield Mall, Springfield, MO, Inc.
181      Kirkland's of Penn Square Mall, Oklahoma City, OK, Inc.
182      Kirkland's of Oak Park Mall, Kansas City, KS, Inc.
183      Kirkland's of Mall St. Vincent, Shreveport, LA, Inc.
184      Kirkland's of Owings Mills Mall, Baltimore, MD, Inc.
185      Kirkland's of Oakwood Center, New Orleans, LA, Inc.
186      Kirkland's of The Mall at Johnson City, Johnson City, TN, Inc.
187      Kirkland's of Glenbrook Mall, Ft. Wayne, IN, Inc.
188      Kirkland's of North Pointe Mall, Atlanta, GA, Inc.
189      Kirkland's Northpark Mall, Joplin, MO, Inc.
190      Kirkland's of Orlando Fashion Square, Orlando, FL, Inc.
191      Kirkland's of The Mall at Fairfield Commons, Dayton, OH, Inc.
192      Kirkland's of St. Charles Towne Center, Waldorf, MD, Inc.
193      Kirkland's of Regency Mall, Florence, AL, Inc.
194      Kirkland's of South Plains Mall, Lubbock, TX, Inc.
195      Kirkland's of The Parks at Arlington, Ft. Worth, TX, Inc.
196      Kirkland's of Parma Town Mall, Cleveland, OH, Inc.
197      Kirkland's of St. Clair Square, St. Louis, MO, Inc.
198      Kirkland's of Turtle Creek Mall, Hattiesburg, MS, Inc.
199      Kirkland's of the Woodlands, Houston, TX, Inc.
200      Kirkland's of Brandon Town Center, Tampa, FL, Inc.
201      Kirkland's of Memorial City Mall, Houston, TX, Inc.
202      Kirkland's of University Mall, Tuscaloosa, AL, Inc.
203      Kirkland's of Santa Rosa Mall, Fort Walton, FL, Inc.


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204      Kirkland's of Panama City Mall, Panama City, FL, Inc.
205      Kirkland's of Town East Mall, Mesquite, TX, Inc.
206      Kirkland's of Kentucky Oaks Mall, Paducah, KY, Inc.
207      Kirkland's of Crabtree Valley Mall, Raleigh, N.C., Inc.
208      Kirkland's of Oak Hollow Mall, High Point, N.C., Inc.
209      Kirkland's of Fox Valley Mall, Chicago, IL, Inc.
210      Kirkland's of Hawthorne Mall, Chicago, IL, Inc.
211      Kirkland's of Stratford Square, Chicago, IL, Inc.
212      Kirkland's of Orland Square, Chicago, IL, Inc.
214      Kirkland's of Coastland Mall, Naples, FL, Inc.
215      Kirkland's of Edgewater Mall, Biloxi, MS., Inc.
216      Kirkland's of Town Center Plaza, Kansas City, KS, Inc.
217      Kirkland's of Castleton Square, Indianapolis, IN., Inc.
218      Kirkland's of Cordova Mall, Pensacola, FL, Inc.
219      Kirkland's of University Park, South Bend, IN, Inc.
220      Kirkland's of Westgate Mall, Spartanburg, SC, Inc.
221      Kirkland's of Westgate Mall, Amarillo, TX, Inc.
222      Kirkland's of Meridian Mall, Lansing, MI, Inc.
223      Kirkland's of Cottonwood Mall, Albuquerque, NM, Inc.
224      Kirkland's of University Mall, Tampa, FL, Inc.
225      Kirkland's of Northgate Mall, Cincinnati, OH, Inc.
226      Kirkland's of West Oaks Mall, Orlando, FL, Inc.
227      Kirkland's of Park City Center,  Lancaster, PA, Inc.
228      Kirkland's of Northpark Mall, Davenport, IA, Inc.
229      Kirkland's of Perimeter Mall, Atlanta, GA, Inc.
230      Kirkland's of Tyrone Square, St. Petersburg, FL, Inc.
231      Kirkland's of Indian River Mall, Vero Beach, FL, Inc.
232      Kirkland's of Northwest Arkansas Mall, Fayetteville, AR, Inc.
233      Kirkland's of Wolfchase Galleria, Memphis, TN, Inc.
234      Kirkland's of Lindale Mall, Cedar Rapids, IA, Inc.
235      Kirkland's of Coronado Mall, Albuquerque, NM, Inc.
236      Kirkland's of Willowbrook Mall, Houston, TX, Inc.
237      Kirkland's of Honey Creek Mall, Terre Haute, IN, Inc.
238      Kirkland's of Southpark Mall, Moline, IL, Inc.
         Kirkland's of Valley West Mall, Des Moines, IA, Inc.
         Kirkland's of Greenbrier Mall, Chesapeake, VA, Inc.
         Kirkland's of Cielo Vista Mall, El Paso, TX, Inc.
         Kirkland's of Tuttle Crossing, Columbus, OH, Inc.
         Kirkland's of Leigh Mall, Columbus, MS, Inc.
         Kirkland's of North Shore Square, Slidell, LA, Inc.
         Kirkland's of Post Oak Mall, College Station, TX, Inc.
         Kirkland's of Bonita Lakes Mall, Meridian, MS, Inc.
         Kirkland's of Huntington Mall, Huntington, WV, Inc.
         Kirkland's of Mall of Louisiana, Baton Rouge, LA, Inc.
         Kirkland's of Millcreek Mall, Erie, PA, Inc.
         Kirkland's of Volusia Mall, Daytona Beach, FL, Inc.
         Kirkland's of Gateway Mall, Lincoln, NE, Inc.

                                   COUNTERPART

         THIS INSTRUMENT forms part of the Registration Rights Agreement made as of the 12th day of June, 1996 among Kirkland's, Inc., its affiliated companies and their shareholders (as amended from time to time, the "Agreement"), which Agreement permits execution by counterpart. The undersigned hereby acknowledges having received a copy of the Agreement (which is annexed hereto) and having read the Agreement in its entirety, and for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, hereby agrees that the terms and conditions of the Agreement shall be binding upon the undersigned as a Shareholder of Kirkland's, Inc. and its affiliated companies (as the term "Shareholder" is defined in the Agreement) and such terms and conditions shall inure to the benefit of and be binding upon the undersigned and its successors and permitted assigns.


         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of July, 1998.



                                         /s/ Reynolds C.  Faulkner
                                         ---------------------------------------
                                         Signature of Optionee


                                         Reynolds C. Faulkner
                                         ---------------------------------------
                                         Printed Name of Optionee

                                   COUNTERPART

                  THIS INSTRUMENT forms part of the Shareholders Agreement made as of the 12th day of June, 1996 among Kirkland's, Inc., its affiliated companies and their shareholders (as amended from time to time, the "Agreement"), which Agreement permits execution by counterpart. The undersigned hereby acknowledges having received a copy of the Agreement (which is annexed hereto) and having read the Agreement in its entirety, and for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, hereby agrees that the terms and conditions of the Agreement shall be binding upon the undersigned as a Shareholder of Kirkland's, Inc. and its affiliated companies (as the term "Shareholder" is defined in the Agreement) and such terms and conditions shall inure to the benefit of and be binding upon the undersigned and its successors and permitted assigns.


          IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of July, 1998.



                                         /s/ Reynolds C.  Faulkner
                                         ---------------------------------------
                                         Signature of Optionee


                                         Reynolds C. Faulkner
                                         ---------------------------------------
                                         Printed Name of Optionee

                                ACKNOWLEDGMENT OF
                             REVIEW OF PLAN DOCUMENT

         The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.



Date: July 15, 1998                        /s/ Reynolds C.  Faulkner
     --------------------------          ---------------------------------------
                                         Signature of Optionee


                                         Reynolds C. Faulkner
                                         ---------------------------------------
                                         Printed Name of Optionee

                                         c/o Kirkland's, Inc.
                                         805 N. Parkway
                                         ---------------------------------------
                                         Address

                                         Jackson, TN 38305
                                         ---------------------------------------
                                         City, State, Zip

         THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.